UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2011

Flushing Financial Corporation
(Exact name of registrant as specified in its charter)

001-33013
(Commission File Number)

Delaware
(State or other jurisdiction of incorporation)

11-3209278
(IRS Employer Identification No.)

1979 Marcus Avenue, Suite E140, Lake Success, New York 11042
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Flushing Financial Corporation (the "Company"), the parent holding company for Flushing Savings Bank, FSB, announced that John R. Buran, the Company's President and Chief Executive Officer and David W. Fry, the Company's Executive Vice President and Chief Financial Officer, through an arrangement with Sterne Agee, will make presentations to institutional investors on June 22nd in Boston, Massachusetts and New York, New York. Attached as Exhibit 99.1 is the Company's press release dated June 21, 2011.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated June 21, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flushing Financial Corporation
Date: June 21, 2011	By:	/s/ DAVID W. FRY David W. Fry
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated June 21, 2011